Wells Fargo Company/Wells Fargo Finance LLC Form S-3/A

Exhibit 24(b)

WELLS FARGO FINANCE LLC

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO FINANCE LLC, a Delaware limited liability company, does hereby make, constitute and appoint BARBARA GARAFALO, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; and other securities related to or in any combination of any of the foregoing, including as units (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and her substitute may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of January, 2026.

/s/ Benjamin Bonner
Benjamin Bonner

WELLS FARGO FINANCE LLC

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO FINANCE LLC, a Delaware limited liability company, does hereby make, constitute and appoint BARBARA GARAFALO, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; and other securities related to or in any combination of any of the foregoing, including as units (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and her substitute may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2026.

/s/ Darren Langis
Darren Langis

WELLS FARGO FINANCE LLC

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO FINANCE LLC, a Delaware limited liability company, does hereby make, constitute and appoint BARBARA GARAFALO, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt securities of the Company; securities, currency, commodity or other types of warrants; purchase contracts for certain types of securities, currencies, or commodities; and other securities related to or in any combination of any of the foregoing, including as units (all of the foregoing being referred to in this Power of Attorney as “Securities”) proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and her substitute may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2026.

/s/ Bryant Owens
Bryant Owens